AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 23, 1998

                                             REGISTRATION NUMBER 333-45933
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                      PRE-EFFECTIVE AMENDMENT NO. 1


                                   FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ----------------

                       ALLBRITTON COMMUNICATIONS COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

        DELAWARE                     4833                   74-180-3105
     (STATE OR OTHER             (PRIMARY STANDARD        (I.R.S. EMPLOYER
     JURISDICTION OF        INDUSTRIAL CLASSIFICATION    IDENTIFICATION NO.)
    INCORPORATION OR             CODE NUMBER)
      ORGANIZATION)

 808 SEVENTEENTH STREET, N.W. SUITE 300 WASHINGTON, D.C. 20006-3903 (202) 789-
                                     2130
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                              LAWRENCE I. HEBERT
                          VICE CHAIRMAN & PRESIDENT
                         808 SEVENTEENTH STREET, N.W.
                                  SUITE 300
                         WASHINGTON, D.C. 20006-3903
                                (202) 789-2130


(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:
      JERALD N. FRITZ, ESQ.                     MARILYN MOONEY, ESQ.
ALLBRITTON COMMUNICATIONS COMPANY           FULBRIGHT & JAWORSKI L.L.P.
  808 SEVENTEENTH  STREET, N.W.            801 PENNSYLVANIA AVENUE, N.W.
           SUITE 300                                SUITE 400
   WASHINGTON, D.C. 20006-3903              WASHINGTON, D.C. 20004-2604
        (202) 789-2130                            (202) 662-0200

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with Principal, Maturity and Interest Instruction G, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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


                                  PART II

                 INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (A) EXHIBITS

    1.  Purchase Agreement dated January 14, 1998 by and among ACC, Merrill
        Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
        BancBoston Securities Inc. and CIBC Oppenheimer Corp.*
    3.1 Certificate of Incorporation of ACC (Incorporated by reference to Exhibit 3.1 of Company's Registration Statement on Form S-4, No. 333-
        02302, dated March 12, 1996).
    3.2 Bylaws of ACC (Incorporated by reference to Exhibit 3.2 of Registrant's
        Registration Statement on Form S-4, No. 333-02302, dated March 12,
        1996).
    4.1 Indenture dated as of January 22, 1998 between ACC and State Street
        Bank and Trust Company, as Trustee, relating to the Notes.*
    4.2 Indenture dated as of February 6, 1996 between ACC and The First
        National Bank of Boston, as Trustee, relating to 9 3/4% Senior
        Subordinated Debentures due 2007 (Incorporated by reference to Exhibit
        4.1 of Company's Registration Statement on Form S-4, No. 333-02302, dated March 12, 1996).
    4.3 Form of 8 7/8% Series B Senior Subordinated Notes due 2008.*
    4.4 Revolving Credit Agreement dated as of April 16, 1996 by and among
        Allbritton Communications Company, certain Banks, and The First
        National Bank of Boston, as agent (Incorporated by reference to Exhibit
        4.4 of Company's Quarterly Report on Form 10-Q, No. 333-02302, dated
        August 14, 1996).
    4.5 Modification No. 1 dated as of June 19, 1996 to Revolving Credit
        Agreement (Incorporated by reference to Exhibit 4.5 of Company's
        Quarterly Report on Form 10-Q, No. 333-02302, dated May 15, 1997).
    4.6 Modification No. 2 dated as of December 20, 1996 to Revolving Credit
        Agreement (Incorporated by reference to Exhibit 4.6 of Company's
        Quarterly Report on Form 10-Q, No. 333-02302, dated May 15, 1997).
    4.7 Modification No. 3 dated as of May 14, 1997 to Revolving Credit
        Agreement (Incorporated by reference to Exhibit 4.7 of Company's
        Quarterly Report on Form 10-Q, No. 333-02302, dated May 15, 1997).
    4.8 Modification No. 4 dated as of September 30, 1997 to Revolving Credit
        Agreement (Incorporated by reference to Exhibit 4.8 of Company's Form
        10-K, No. 333-02302, dated December 22, 1997).
    5.1 Opinion of Fulbright & Jaworski L.L.P., as to the validity of the Notes.
   10.1 Registration Rights Agreement by and among ACC, Merrill Lynch & Co.,
        Merrill Lynch, Pierce, Fenner & Smith Incorporated, BancBoston
        Securities Inc. and CIBC Oppenheimer dated January 22, 1998.*
   10.2 Network Affiliation Agreement (Harrisburg Television, Inc.)
        (Incorporated by reference to Exhibit 10.3 of Company's Pre-effective
        Amendment No. 1 to Registration Statement on Form S-4, dated April 22,
        1996).
   10.3 Network Affiliation Agreement (First Charleston Corp.) (Incorporated by reference to Exhibit 10.4 of Company's Pre-effective Amendment No. 1 to
        Registration Statement on Form S-4, dated April 22, 1996).
   10.4 Network Affiliation Agreement (WSET, Incorporated) (Incorporated by reference to Exhibit 10.5 of Company's Pre-effective Amendment No. 1 to
        Registration Statement on Form S-4, dated April 22, 1996).

   10.5  Network Affiliation Agreement (WJLA-TV) (Incorporated by reference to
         Exhibit 10.6 of Company's Pre-effective Amendment No. 1 to
         Registration Statement on Form S-4, dated April 22, 1996).
   10.6 Network Affiliation Agreement (KATV Television, Inc.) (Incorporated by reference to Exhibit 10.7 of Company's Pre-effective Amendment No. 1 to Registration Statement on Form S-4, dated April 22, 1996).
   10.7 Network Affiliation Agreement (KTUL Television, Inc.) (Incorporated by reference to Exhibit 10.8 of Company's Pre-effective Amendment No. 1 to Registration Statement on Form S-4, dated April 22, 1996).
   10.8 Network Affiliation Agreement (TV Alabama, Inc.) (Incorporated by reference to Exhibit 10.9 of Company's Pre-effective Amendment No. 1 to Registration Statement on Form S-4, dated April 22, 1996).
   10.9  Tax Sharing Agreement effective as of September 30, 1991 by and among
         Perpetual Corporation, Inc., ACC and Allnewsco, Inc., as amended
         (Incorporated by reference to Exhibit 10.9 of Company's Registration
         Statement on Form S-4, No. 333-02302, dated March 12, 1996).
   10.10 Time Brokerage Agreement dated as of December 21, 1995 by and between
         RKZ Television, Inc. and ACC (Incorporated by reference to Exhibit
         10.11 of Company's Registration Statement on Form S-4, No. 333-02302, dated March 12, 1996).
   10.11 Option Agreement dated December 21, 1995 by and between ACC and RKZ
         Television, Inc. (Incorporated by reference to Exhibit 10.12 of
         Company's Registration Statement on Form S-4, No. 333-02302, dated
         March 12, 1996).
   10.12 Amendment dated May 2, 1996 by and among TV Alabama, Inc., RKZ
         Television, Inc. and Osborn Communications Corporation to Option
         Agreement dated December 21, 1995 by and between ACC and RKZ
         Television, Inc. (Incorporated by reference to Exhibit 10.13 of
         Company's Form 10-K, No. 333-02302, dated December 30, 1996).
   10.13 Master Lease Finance Agreement dated as of August 10, 1994 between
         BancBoston Leasing, Inc. and ACC, as amended (Incorporated by reference to Exhibit 10.16 of Company's Registration Statement on Form
         S-4, No. 333-02302, dated March 12, 1996).
   10.14 Amendment to Network Affiliation Agreement (TV Alabama, Inc.) dated
         January 23, 1997 (Incorporated by reference to Exhibit 10.15 to the
         Company's Form 10-Q, No. 333-02302, dated February 14, 1997).
   10.15 Pledge of Membership Interests Agreement dated as of September 30,
         1997 by and among ACC; KTUL, LLC; KATV, LLC; WCIV, LLC; and
         BankBoston, N.A. as Agent (Incorporated by reference to Exhibit 10.16 of Company's Form 10-K, No. 333-02302, dated December 22, 1997).
   12.   Statement of Computation of Ratios.*
   21.   Subsidiaries of ACC.*
   23.1  Consent of Price Waterhouse LLP.*
   23.2  Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1).
   24.   Powers of Attorney.*
   25.   Statement of Form T-1 of Eligibility and Qualification under the Trust
         Indenture Act of 1939 of State Street Bank and Trust Company, as
         Trustee under the Indenture, relating to the 8 7/8% Series B Senior
         Subordinated Notes due 2008.*
   99.1  Letter of Transmittal.*
   99.2  Notice of Guaranteed Delivery.*

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*Previously filed.

ITEM 22. UNDERTAKINGS.

  The Registrant hereby undertakes:


    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

      ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

      iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (5) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

    (6) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first-class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

    (7) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN WASHINGTON, D.C. ON FEBRUARY 23, 1998.

                                         Allbritton Communications Company
                                          (Registrant)

                                                  /s/ Henry D. Morneault
                                         By ___________________________________
                                                HENRY D. MORNEAULT
                                                CHIEF FINANCIAL OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

                NAME                         TITLE                 DATE

       /s/ Joe L. Allbritton          Chairman, Principal
------------------------------------   Executive Officer       February 23,
         JOE L. ALLBRITTON*            and Director             1998

     /s/ Barbara B. Allbritton        Vice President and
------------------------------------   Director                February 23,
       BARBARA B. ALLBRITTON*                                   1998

      /s/ Robert L. Allbritton        Executive Vice
------------------------------------   President, Chief        February 23,
       ROBERT L. ALLBRITTON*           Operating Officer        1998
                                       and Director

       /s/ Lawrence I. Hebert         Vice Chairman,
------------------------------------   President and           February 23,
         LAWRENCE I. HEBERT            Director                 1998

     /s/ Frederick J. Ryan, Jr.       Vice Chairman,
------------------------------------   Senior Vice             February 23,
      FREDERICK J. RYAN, JR.*          President and            1998
                                       Director

       /s/ Henry D. Morneault         Vice President and
------------------------------------   Chief Financial         February 23,
         HENRY D. MORNEAULT            Officer                  1998

       /s/ Stephen P. Gibson          Vice President and
------------------------------------   Principal               February 23,
         STEPHEN P. GIBSON             Accounting Officer       1998

        *BY ATTORNEY-IN-FACT

        /s/ Jerald N. Fritz
------------------------------------
          JERALD N. FRITZ

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                           DESCRIPTION OF EXHIBIT
 -------                         ----------------------
  1.     Purchase Agreement dated January 14, 1998 by and among ACC, Merrill
         Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
         BancBoston Securities Inc. and CIBC Oppenheimer Corp.*
  3.1    Certificate of Incorporation of ACC (Incorporated by reference to
         Exhibit 3.1 of Company's Registration Statement on Form S-4, No. 333-
         02302, dated March 12, 1996).
  3.2    Bylaws of ACC (Incorporated by reference to Exhibit 3.2 of
         Registrant's Registration Statement on Form S-4, No. 333-02302, dated
         March 12, 1996).
  4.1    Indenture dated as of January 22, 1998 between ACC and State Street
         Bank and Trust Company, as Trustee, relating to the Notes.*
  4.2    Indenture dated as of February 6, 1996 between ACC and The First
         National Bank of Boston, as Trustee, relating to 9 3/4% Senior
         Subordinated Debentures due 2007 (Incorporated by reference to Exhibit
         4.1 of Company's Registration Statement on Form S-4, No. 333-02302,
         dated March 12, 1996).
  4.3    Form of 8 7/8% Series B Senior Subordinated Notes due 2008.*
  4.4    Revolving Credit Agreement dated as of April 16, 1996 by and among
         Allbritton Communications Company, certain Banks, and The First
         National Bank of Boston, as agent (Incorporated by reference to
         Exhibit 4.4 of Company's Quarterly Report on Form 10-Q, No. 333-02302,
         dated August 14, 1996).
  4.5    Modification No. 1 dated as of June 19, 1996 to Revolving Credit
         Agreement (Incorporated by reference to Exhibit 4.5 of Company's
         Quarterly Report on Form 10-Q, No. 333-02302, dated May 15, 1997).
  4.6    Modification No. 2 dated as of December 20, 1996 to Revolving Credit
         Agreement (Incorporated by reference to Exhibit 4.6 of Company's
         Quarterly Report on Form 10-Q, No. 333-02302, dated May 15, 1997).
  4.7    Modification No. 3 dated as of May 14, 1997 to Revolving Credit
         Agreement (Incorporated by reference to Exhibit 4.7 of Company's
         Quarterly Report on Form 10-Q, No. 333-02302, dated May 15, 1997).
  4.8    Modification No. 4 dated as of September 30, 1997 to Revolving Credit
         Agreement (Incorporated by reference to Exhibit 4.8 of Company's Form
         10-K, No. 333-02302, dated December 22, 1997).
  5.1    Opinion of Fulbright & Jaworski L.L.P., as to the validity of the
         Notes.
 10.1    Registration Rights Agreement by and among ACC, Merrill Lynch & Co.,
         Merrill Lynch, Pierce, Fenner & Smith Incorporated, BancBoston
         Securities Inc. and CIBC Oppenheimer dated January 22, 1998.*
 10.2    Network Affiliation Agreement (Harrisburg Television, Inc.)
         (Incorporated by reference to Exhibit 10.3 of Company's Pre-effective
         Amendment No. 1 to Registration Statement on Form S-4, dated April 22,
         1996).
 10.3    Network Affiliation Agreement (First Charleston Corp.) (Incorporated
         by reference to Exhibit 10.4 of Company's Pre-effective Amendment No.
         1 to Registration Statement on Form S-4, dated April 22, 1996).
 10.4    Network Affiliation Agreement (WSET, Incorporated) (Incorporated by
         reference to Exhibit 10.5 of Company's Pre-effective Amendment No. 1 to Registration Statement on Form S-4, dated April 22, 1996).

 EXHIBIT
   NO.                           DESCRIPTION OF EXHIBIT
 -------                         ----------------------
 10.5    Network Affiliation Agreement (WJLA-TV) (Incorporated by reference to
         Exhibit 10.6 of Company's Pre-effective Amendment No. 1 to
         Registration Statement on Form S-4, dated April 22, 1996).
 10.6    Network Affiliation Agreement (KATV Television, Inc.) (Incorporated by
         reference to Exhibit 10.7 of Company's Pre-effective Amendment No. 1 to Registration Statement on Form S-4, dated April 22, 1996).
 10.7    Network Affiliation Agreement (KTUL Television, Inc.) (Incorporated by
         reference to Exhibit 10.8 of Company's Pre-effective Amendment No. 1 to Registration Statement on Form S-4, dated April 22, 1996).
 10.8    Network Affiliation Agreement (TV Alabama, Inc.) (Incorporated by
         reference to Exhibit 10.9 of Company's Pre-effective Amendment No. 1 to Registration Statement on Form S-4, dated April 22, 1996).
 10.9    Tax Sharing Agreement effective as of September 30, 1991 by and among
         Perpetual Corporation, Inc., ACC and Allnewsco, Inc., as amended
         (Incorporated by reference to Exhibit 10.9 of Company's Registration
         Statement on Form S-4, No. 333-02302, dated March 12, 1996).
 10.10   Time Brokerage Agreement dated as of December 21, 1995 by and between
         RKZ Television, Inc. and ACC (Incorporated by reference to Exhibit
         10.11 of Company's Registration Statement on Form S-4, No. 333-02302,
         dated March 12, 1996).
 10.11   Option Agreement dated December 21, 1995 by and between ACC and RKZ
         Television, Inc. (Incorporated by reference to Exhibit 10.12 of
         Company's Registration Statement on Form S-4, No. 333-02302, dated
         March 12, 1996).
 10.12   Amendment dated May 2, 1996 by and among TV Alabama, Inc., RKZ
         Television, Inc. and Osborn Communications Corporation to Option
         Agreement dated December 21, 1995 by and between ACC and RKZ
         Television, Inc. (Incorporated by reference to Exhibit 10.13 of
         Company's Form 10-K, No. 333-02302, dated December 30, 1996).
 10.13   Master Lease Finance Agreement dated as of August 10, 1994 between
         BancBoston Leasing, Inc. and ACC, as amended (Incorporated by reference to Exhibit 10.16 of Company's Registration Statement on Form
         S-4, No. 333-02302, dated March 12, 1996).
 10.15   Amendment to Network Affiliation Agreement (TV Alabama, Inc.) dated
         January 23, 1997 (Incorporated by reference to Exhibit 10.15 to the
         Company's Form 10-Q, No. 333-02302, dated February 14, 1997).
 10.16   Pledge of Membership Interests Agreement dated as of September 30,
         1997 by and among ACC; KTUL, LLC; KATV, LLC; WCIV, LLC; and
         BankBoston, N.A. as Agent (Incorporated by reference to Exhibit 10.16 of Company's Form 10-K, No. 333-02302, dated December 22, 1997).
 12.     Statement of Computation of Ratios.*
 21.     Subsidiaries of ACC.*
 23.1    Consent of Price Waterhouse LLP.*
 23.2    Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1).
 24.     Powers of Attorney.*
 25.     Statement of Form T-1 of Eligibility and Qualification under the Trust
         Indenture Act of 1939 of State Street Bank and Trust Company, as
         Trustee under the Indenture, relating to the 8 7/8% Series B Senior
         Subordinated Notes due 2008.*

 EXHIBIT
   NO.        DESCRIPTION OF EXHIBIT
 -------      ----------------------
 99.1    Letter of Transmittal.*
 99.2    Notice of Guaranteed Delivery.*

--------

 * Previously filed.